iShares®

iShares Trust

Supplement dated November 17, 2015

to the Summary Prospectus, Prospectus and the

Statement of Additional Information (the “SAI”)

dated December 1, 2014 (as revised June 22, 2015)

for iShares Core MSCI EAFE ETF (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and SAI for the Fund.

Effective November 18, 2015, the number of shares in a Creation Unit and the approximate value of one Creation Unit of the Fund is as follows:

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of November 16, 2015
iShares Core MSCI EAFE ETF	200,000	$10,916,000

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS-A-IEFA-1115

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